Exhibit 10.3

MANAGEMENT DYNAMICS INC.

FOURTH AMENDED & RESTATED INVESTOR RIGHTS AGREEMENT

THIS FOURTH AMENDED & RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is entered into as of this 16th day of July 2010, by and among Management Dynamics Inc., a New Jersey corporation (the “Company”), and the entities and persons who are signatories to this Agreement from time to time or a joinder agreement with respect hereto (the “Investors”).

RECITALS

WHEREAS, the Company and the holders of the Company’s Series A Convertible Preferred Stock, no par value per share (the “Series A Holders”), Series B Convertible Preferred Stock, no par value per share (the “Series B Holders”), Series C Convertible Preferred Stock, no par value per share (the “Series C Holders”) and Series D Convertible Preferred Stock, no par value per share (the “Series D Holders”) entered into the Third Amended & Restated Investor Rights Agreement dated as of January 16, 2009 (the “Prior Rights Agreement”);

WHEREAS, Goldman, Sachs & Co. (the “Series E Investor”) is purchasing up to an aggregate of 6,709,007 shares of the Company’s Series E Convertible Preferred Stock, no par value per share (the “Series E Preferred Stock”) pursuant to that certain Series E Preferred Stock Purchase Agreement (the “Series E Purchase Agreement”) dated as of July 16, 2010, by and between the Series E Investor and the Company;

WHEREAS, as a condition of consummating the Series E Purchase Agreement, the Series E Investor has requested that the Company extend to the Series E Investor registration rights, information rights and other rights as set forth below; and

WHEREAS, the Company, the Series A Holders, the Series B Holders, the Series C Holders and the Series D Holders desire to amend and restate the Prior Rights Agreement to include the Series E Investor and make certain other changes;

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Series A Purchase Agreement (as hereinafter defined), the Series B Purchase Agreement (as hereinafter defined), the Series C Purchase Agreement (as hereinafter defined), the Series D Purchase Agreement (as hereinafter defined) and the Series E Purchase Agreement, the parties, intending to be legally bound, hereby agree as follows:

SECTION 1. GENERAL

1.1 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

“Affiliate” means any person who is an “affiliate” as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

“Board of Directors” means the board of directors of the Company.

“Conversion Shares” means shares of Common Stock into which shares of Preferred Stock are converted.

“Common Stock” means the Company’s Common Stock, no par value per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any rules or regulations promulgated thereunder.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Holder” means an Investor in its capacity as owner of shares of Preferred Stock or Registrable Securities, or any Person to whom shares of Preferred Stock or Registrable Securities have been transferred or any Person who derives his, her or its ownership of Preferred Stock or Registrable Securities from an Investor.

“Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

“Majority Investors” means each of (i) the holders of Series A Preferred Stock and Conversion Shares who own at least a majority of the Series A Preferred Stock and Conversion Shares then outstanding, (ii) the holders of Series B Preferred Stock and Conversion Shares who own at least a majority of the Series B Preferred Stock and Conversion Shares then outstanding, (iii) the holders of Series C Preferred Stock and Conversion Shares who own at least 60% of the Series C Preferred Stock and Conversion Shares then outstanding and (iv) the holders of Series D Preferred Stock and Conversion Shares who own at least a majority of the Series D Preferred Stock and Conversion Shares then outstanding.

“Person” means any individual, corporation, partnership, firm, joint venture, association, limited liability company, limited liability partnership, joint-stock company, trust, unincorporated organization or governmental entity.

“Preferred Directors” mean collectively the Series A Preferred Director, the Series B Preferred Director and the Series E Preferred Director.

“Preferred Stock” mean the shares of Series A Preferred Stock, the shares of Series B Preferred Stock, the shares of Series C Preferred Stock, the shares of Series D Preferred Stock and the shares of Series E Preferred Stock.

“Qualified Offering” means the closing of the sale of shares of Common Stock to the public at a price of at least $7.5459 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Common Stock), in an underwritten public offering on a firm commitment basis pursuant to an effective registration statement (other than on Form S-4 or S-8 on any successor forms thereto)

filed pursuant to the Securities Act, covering the offer and sale of Common Stock for the account of the Company in which the Company actually receives gross proceeds equal to or greater than $40,000,000 (calculated after deducting underwriters’ discounts and commissions and other offering expenses) and such shares of Common Stock are listed for trading on the New York Stock Exchange or NASDAQ National Market.

“Register,” “registered,” and “registration” means a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Securities” means any Conversion Shares and any shares of Common Stock issued in payment of dividends. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement declared effective pursuant to the Securities Act or Rule 144 or sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned.

“Registrable Securities then outstanding” means the number of shares determined by calculating the total number of shares of the Company’s Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

“Registration Expenses” means all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration, reasonable fees and expenses of one counsel for the majority of the holders of Series E Preferred Stock (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

“Restated Charter” means the Company’s Fifth Amended & Restated Certificate of Incorporation filed with the Secretary of State of New Jersey as of the date hereof in connection with the purchase of the Series E Preferred Stock.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“SEC” means the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and any rules or regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts and selling commissions applicable to the sale and any special counsel fees of the Holders.

“Series A Preferred Director” means one (1) individual elected by the holders of a majority of the then outstanding shares of Series A Preferred Stock.

“Series A Preferred Stock” means the shares of Series A Convertible Preferred Stock, without par value, of the Company.

“Series A Purchase Agreement” means that certain Series A Preferred Stock Purchase Agreement dated as October 9, 2002, by and among the Series A Holders and the Company.

“Series B Preferred Director” means one (1) individual elected by the holders of a majority of the then outstanding shares of Series B Preferred Stock.

“Series B Preferred Stock” means the shares of Series B Convertible Preferred Stock, without par value, of the Company.

“Series B Purchase Agreement” means that certain Series B Preferred Stock Purchase Agreement dated as of December 30, 2004, by and among the Series B Holders and the Company.

“Series C Preferred Stock” means the shares of Series C Convertible Preferred Stock, without par value, of the Company.

“Series C Purchase Agreement” means that certain Series C Preferred Stock Purchase Agreement dated as of October 7, 2005, by and among the Series C Holders and the Company.

“Series D Preferred Stock” means the shares of Series D Convertible Preferred Stock, without par value, of the Company.

“Series D Purchase Agreement” means that certain Series D Preferred Stock Purchase Agreement dated as of January 16, 2009, by and among the Series D Holders and the Company.

“Series E Preferred Director” means one (1) individual elected by the holders of a majority of the then outstanding shares of Series E Preferred Stock.

“Series E Holders” means the holders of Series E Preferred Stock from time to time.

“Shares” means the shares of the Company’s Preferred Stock issued pursuant to the Series A Purchase Agreement, the Series B Purchase Agreement, the Series C Purchase Agreement, the Series D Purchase Agreement and the Series E Purchase Agreement held by the Investors and their assigns.

“Subsidiaries” means with respect to any Person (including the Company), any corporation, limited liability company, partnership, joint venture or other legal entity of which the specified Person (either alone or together with any other Subsidiary of the specified Person) owns, directly or indirectly, more than 50% of the stock or other equity, partnership, limited liability company or equivalent interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity, or otherwise has the power to vote or direct the voting of sufficient securities to elect a majority of such board of directors or other governing body.

“Super Majority Investors” means each of (i) the holders of Series A Preferred Stock and Conversion Shares who own at least a majority of the Series A Preferred Stock and Conversion Shares then outstanding, (ii) the holders of Series B Preferred Stock and Conversion Shares who own at least a majority of the Series B Preferred Stock and Conversion Shares then outstanding, (iii) the holders of Series C Preferred Stock and Conversion Shares who own at least 60% of the Series C Preferred Stock and Conversion Shares then outstanding, (iv) the holders of Series D Preferred Stock and Conversion Shares who own at least a majority of the Series D Preferred Stock and Conversion Shares then outstanding and (v) the holders of Series E Preferred Stock and Conversion Shares who own at least a majority of the Series E Preferred Stock and Conversion Shares then outstanding.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER

2.1 Restrictions on Transfer.

(a) Each Holder agrees not to make any disposition of all or any portion of the Shares or the Registrable Securities unless and until:

(i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii) (A) Such Holder shall have notified the Company of the proposed disposition, (B) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act, and (C) in the event of a transfer in advance of the Company’s Initial Offering, the transferee has agreed in writing to become a party to, and receive the benefits of and be bound by the terms of, this Agreement. Notwithstanding anything herein to the contrary, it is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 unless, after consultation with the Holder, the Company has a reasonable basis for believing that such disposition may not be made pursuant to Rule 144.

(iii) Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or former partners in accordance with partnership interests, (B) a corporation to its shareholders in accordance with their interest in the corporation, (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company, (D) to an individual Holder’s family member or trust for the benefit of an individual Holder or such Holder’s family member; provided that in each case the transferee has agreed in writing to become a party to, and receive the benefits of and be bound by the terms of, this Agreement.

(b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR

HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN AN AMENDED & RESTATED INVESTOR RIGHTS AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. A COPY OF THE AMENDED & RESTATED INVESTOR RIGHTS AGREEMENT MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON THE WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(c) The Company shall be obligated to reissue promptly certificates bearing the second of the foregoing legends at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or the first of the foregoing legends.

(d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

2.2 Demand Registration.

(a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from a Holder (the “Initiating Holder”) that the Company file a registration statement under the Securities Act covering the registration of at least 25% of the Registrable Securities owned by such Holder and its Affiliates (or a lesser amount if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $5,000,000), then, if the Company has received the prior written consent of (i) Series C Holders who own at least 60% of the Series C Preferred Stock then outstanding, (ii) Series D Holders who own at least 51% of the Series D Preferred Stock then outstanding (but no such consent shall be required from the Series C Holders for a request made by an Initiating Holder that is a Series D Holder) or (iii) Series E Holders who own at least 51% of the Series E Preferred Stock then outstanding, the Company shall, within fifteen (15) days after the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, use its commercially reasonable best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Initiating Holder requests to be registered and all Registrable Securities owned by any other Holder which notifies the Company in writing, within thirty (30) days after receipt of the Company’s notice contemplated by this paragraph, that it intends to participate in the demand registration contemplated herein (such notification to include the number of Registrable Securities sought to be included and the intended method or methods of distribution for such Registrable Securities), subject to and in accordance with the terms, conditions, procedures and limitations contained in this Agreement.

(b) If the Initiating Holder intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated first among the Series E Holders on a pro rata basis based on the number of Registrable Securities held by all such Series E Holders, second, to the extent available, to the Series D Holders on a pro rata basis based on the number of Registrable Securities held by all such Series D Holders, third, to the extent available, to the Series C Holders on a pro rata basis based on the number of Registrable Securities held by all such Series C Holders, fourth, to the extent available, among the Series B Holders on a pro rata basis based on the number of Registrable Securities held by all such Series B Holders and fifth, to the extent available, among the Series A Holders on a pro rata basis based on the number of Registrable Securities held by all such Series A Holders. The number of shares of Registrable Securities to be included in any underwriting and registration covered by this Section 2.2 shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded or withdrawn from any underwriting pursuant to this Section 2.2(b) shall be withdrawn from the registration.

(c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

(i) prior to the earlier one hundred eighty (180) days following the effective date of the registration statement pertaining to the first Qualified Offering or the third anniversary of the Closing Date (as defined in the Series E Purchase Agreement);

(ii) after the Company has effected five (5) registrations initiated by the Holders pursuant to this Section 2.2 (including one (1) demand for the Series C Holders, two (2) demands for the Series D Holders and two (2) demands for the Series E Holders), and such registrations have been declared or ordered effective; provided, however, that a registration statement that does not become effective solely because the Holders participating in such registration refuse to proceed shall be deemed to have been effected by the Company at the request of such Holders unless the refusal to proceed is based upon the advice of counsel to such Holders relating to a matter with respect to the Company or such registration statement;

(iii) if within thirty (30) days after receipt of a written request from the Initiating Holder pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company’s intention to make a public offering within ninety (90) days; provided that such offering is, and remains, likely to be completed within such 90-day period;

(iv) if the Company shall furnish to the Initiating Holder requesting a registration statement pursuant to this Section 2.2 a certificate signed by the chief executive officer of the Company stating that in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holder; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

(v) if the Initiating Holder proposes to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below.

2.3 Piggyback Registrations.

(a) Notice. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within thirty (30) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b) Underwriting. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first among the Series E Holders on a pro rata basis based on the number of Registrable Securities held by all such Series E Holders, second, to the extent available, to the Series D Holders on a pro rata basis based on the number of Registrable Securities held by all such Series D Holders, third, to the extent available, to the Series C Holders on a pro rata basis based on the number of Registrable Securities held by all such Series C Holders, fourth, to the extent available, among the Series B Holders on a pro rata basis based on the number of Registrable Securities held by all such Series B Holder, fifth, to the extent available, among the Series A Holders on a pro rata basis based on the number of Registrable Securities held by all such Series A Holders and sixth, to any other shareholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall (i) reduce the amount of securities being offered by the Company for its own account to be included in the registration and underwriting, or (ii) reduce the amount of securities of the selling Holders included in the registration below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof

2.4 Form S-3 Registration. After the first public offering of its securities registered under the Securities Act, the Company shall use its best efforts to qualify and remain qualified to register Registrable Securities pursuant to a registration statement on Form S-3 (or any successor form) under the Securities Act. A Holder of Registrable Securities anticipated to have an aggregate sale price (net underwriting discounts and commissions, if any) in excess of $500,000 shall have the right to require the Company to file registration statements, including a shelf registration statement, and if the Company is a “well known seasoned issuer”, an automatic shelf registration statement, on Form S-3 or any successor form under the Securities Act covering all or any part of their and their affiliates’ Registrable Securities, by delivering a written request therefor to the Company. Such request shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Holder or Holders. The Company shall give notice to all other Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 2.4 and such Holders of Registrable Securities shall then have thirty (30) days to notify the Company in writing of their desire to participate in the registration. The Company shall use its best efforts to effect promptly the registration statement registering all shares on Form S-3 (or a comparable successor form) to the extent requested by such Holders. The Company shall use its best efforts to keep such registration statement effective until the earlier of 90 days or until such Holders have completed the distribution described in such registration statement. Notwithstanding the foregoing, to the extent that registration on Form S-3 is not available to a Holder that has requested registration under this Section 2.4, the Company shall use commercially reasonable efforts to effect such registration on Form S-1. The Company shall not be required to effect more than two (2) registrations under this Section 2.4 in any twelve (12) month period.

2.5 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

2.6 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable best efforts to cause such registration statement to become effective and keep such registration statement effective for up to one hundred twenty (120) days (or two hundred seventy (270) days if the registration statement is on Form S-3) or, if earlier, until the Holder or Holders have completed the distribution related thereto;

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above;

(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d) Use its commercially reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

(g) Use its commercially reasonable best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

2.7 Termination of Registration Rights. A Holder’s registration rights shall expire if all Registrable Securities held by and issuable to such Holder (and its affiliates, partners, former partners, members and former members) may be sold under Rule 144 during any ninety (90) day period.

2.8 Delay of Registration; Furnishing Information.

(a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

2.9 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, directors, officers of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, officer, director, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, including amounts paid in settlement thereof; provided, however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable to an indemnified party in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such indemnified party, or any such loss, claim, damage, liability or action that arises out of or is based upon an untrue or alleged untrue statement or omission made in any preliminary prospectus or final prospectus if (A) the applicable Holder failed to send or deliver a copy of the final prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of the Registrable Securities, and (B) the final prospectus or prospectus supplement would have corrected such untrue or alleged untrue statement or omission.

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter other such Holder, or partner, director, officer or controlling person of such other Holder, may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity amount under this Section 2.9 exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof; provided, however, that the failure to give prompt notice shall not: (i) limit the indemnification obligations of the indemnifying party hereunder except to the extent that the delay in giving, or failure to give, prompt notice prejudices the ability of the indemnifying party to defend against such action, or (ii) relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section 2.9. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if (based upon the advice of counsel) representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel as required by the local rules of such jurisdiction) at any time for all such indemnified parties.

(d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall the amount of any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph.

(e) The obligations of the Company and Holders under this Section 2.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified Party of a release from all liability in respect to such claim or litigation.

2.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a permitted transferee or permitted assignee of Registrable Securities which (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a Holder, (b) is a Holder’s family member or trust for the benefit of an individual Holder or such Holder’s family member, or (c) acquires at least twenty-five percent (25%) of the Registrable Securities held by the Holder (as adjusted for stock splits and combinations); provided, however, that (i) the transferor shall, within twenty (20) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and (ii) such transferee shall agree in writing to become a party to, and receive the benefits of and be bound by the terms of, this Agreement.

2.11 Amendment of Registration Rights. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Super Majority Investors; provided, such amendment or waiver by the Super Majority Investors does not result in unequal treatment with respect to any such other Investors. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

2.12 Limitation on Subsequent Registration Rights. After the date of this Agreement, the Company shall not (i) without the prior written consent of the Super Majority Investors, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights pari passu or senior to those granted to the Holders hereunder or any way limit the registration rights granted pursuant to this Agreement, and (ii) without the prior approval of the Board of Directors (including the unanimous affirmative vote of the Preferred Directors), enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder any registration rights junior to those granted to the Holders hereunder.

2.13 “Market Stand-Off” Agreement; Agreement to Furnish Information. Each Holder hereby agrees that such Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act; provided that:

(a) such agreement shall apply only to the Company’s Initial Offering; and

(b) all officers and directors of the Company and holders of at least five percent (5%) of the Company’s voting securities enter into similar agreements.

Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 2.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

Notwithstanding anything in this Agreement, none of the provisions of this Agreement shall in any way limit the Series E Investor or any of its affiliates from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, principaling, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity and other similar activities conducted in the ordinary course of their business. Notwithstanding anything to the contrary set forth in this Agreement, the restrictions contained in this Agreement shall not apply to Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock acquired by the Series E Investor or any of its affiliates following the effective date of the first registration statement of the Company covering Common Stock (or other securities) to be sold on behalf of the Company in an underwritten public offering.

2.14 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees that it will use its best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c) so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

2.15 Deemed Underwriter Related. The Company agrees that, if the Series E Investor or any of its affiliates (each a “GS Entity”) could reasonably be deemed to be an “underwriter,” as defined in Section 2(a)(11) of the Securities Act, in connection with any registration of the Company’s securities of any GS Entity pursuant to this Agreement, and any amendment or supplement thereof (any such registration statement or amendment or supplement a “GS Underwriter Registration Statement”), then the Company will cooperate with such GS Entity in allowing such GS Entity to conduct customary “underwriter’s due diligence” with respect to the Company and satisfy its obligations in respect thereof. In addition, at the Series E Investor’s request, the Company will furnish the Series E Investor, on the date of the effectiveness of any GS Underwriter Registration Statement and thereafter from time to time on such dates as the Series E Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the applicable GS Entity, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such GS Underwriter Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, including, without limitation, a standard “10b-5” opinion for such offering, addressed to the applicable GS Entity. The Company will also use reasonable efforts to permit legal counsel to the Series E Investor to review and comment upon any such GS Underwriter Registration Statement at least five business days prior to its filing with the SEC and all amendments and supplements to any such GS Underwriter Registration Statement within a reasonable number of days prior to their filing with the SEC and not file any GS Underwriter Registration Statement or amendment or supplement thereto in a form to which the Series E Investor’s legal counsel reasonably objects.

SECTION 3. COVENANTS OF THE COMPANY

3.1 Basic Financial Information and Reporting.

(a) The Company and its Subsidiaries shall maintain true books and records of account in which full and correct entries shall be made of all their business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and shall set aside on their books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

(b) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred-eighty (180) days thereafter, the Company shall furnish each Investor that holds not less than ten percent (10%) of any of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Conversion Shares a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such fiscal year, and a consolidated statement of income and a statement of cash flows of the Company and its Subsidiaries, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail (the “Audited Financial Statements”). The Audited Financial Statements shall be accompanied by a report and opinion thereon by such firm of independent public accountants of national standing as is reasonably acceptable to the Investors (the “Audit Report”) and a Certificate of the Chief Executive Officer (or principal operating officer) of the Company certifying that (i) the information contained in the Audited Financial Statements fairly presents, in all material respects, the financial condition and results of operations of the Company for the applicable reporting period, (ii) the Audited Financial Statements do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading and (iii) no information inconsistent with that set forth in the information in the Audited Financial Statements and the Audit Report has been filed with any governmental agency or given to the Company’s or its Subsidiaries’ lenders.

(c) The Company shall furnish each Investor that holds not less than ten percent (10%) of any of the Series A Preferred Stock, the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Conversion Shares, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and its Subsidiaries, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its Subsidiaries as of the end of each such quarterly period, and a consolidated statement of income and a consolidated statement of cash flows of the Company and its Subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments need not have been made, and setting forth in each case in comparative form the figures for such quarter in the previous fiscal year, all in reasonable detail, together with a quarterly management report (narrative) summarizing operations and business outlook.

(d) The Company shall furnish each Investor that holds not less than ten percent (10%) of any of the Series A Preferred Stock, the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Conversion Shares (i) at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operating plans of the Company and its Subsidiaries for such fiscal year (and as soon as available, any subsequent revisions thereto); and (ii) as soon as practicable after the end of each month, and in any event within thirty (30) days thereafter, a balance sheet of the Company and its Subsidiaries as of the end of each such month, and a consolidated statement of income and a consolidated statement of cash flows of the Company and its Subsidiaries for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year-end audit adjustments need not have been made. The monthly statements required by clause (ii) above include a comparison between the actual and projected amounts for the applicable fiscal year.

(e) The Company shall furnish to each Investor, within five (5) business days after an executive officer of the Company or its Subsidiaries, as the case may be, has knowledge of the occurrence of a default hereunder, or under any material agreement of the Company or its Subsidiaries, including without limitation any loan or financing agreement, the commencement of any lawsuit, action, administrative or arbitration or other proceeding against or investigation with respect to the Company or the occurrence of any event, dispute or other development which is reasonably likely (with or without the passage of time) to have a material adverse effect on, or any effect, condition, event, or circumstance that has resulted in a material and adverse effect on, the business, properties, assets, condition (financial or otherwise), results of operations, prospects or liabilities of the Company or its Subsidiaries, a statement from the Chief Executive Officer (or the principal operating officer) of the Company describing such occurrence and management’s anticipated response. The Company shall furnish to each Investor such other financial and other information of the Company and its Subsidiaries as any of the Investors may reasonably request with respect to the foregoing.

(f) The Company shall furnish to each Investor within five (5) days after the date of filing or delivery, copies of all materials of whatsoever nature filed or delivered by the Company or its Subsidiaries thereof (i) with the Securities and Exchange Commission; (ii) with any national or foreign securities exchange or quotation bureau; and (iii) to holders of any class of its capital stock or other securities.

(g) The Company shall furnish to each Investor within five (5) days after the Company’s receipt thereof, any material communications (written or otherwise) received by the Company from its auditors or any governmental agency.

(h) The Company shall provide to the Series D Holders and the Series E Holders such additional information as they may reasonable require from time-to-time.

3.2 Inspection Rights. Each Investor and its authorized representatives shall have the right (subject to prior approval of the Board of Directors) to visit and inspect any of the properties of the Company or any of its Subsidiaries (including books of account, reports and other papers), to make extracts therefrom, and to discuss the affairs, finances and accounts of the Company or any of their Subsidiaries with their officers, employees and accountants (and by this provision the Company and its Subsidiaries authorizes their accountants to discuss such finances and affairs with the Investors’ representatives), and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company and its Subsidiaries shall not be obligated under this Section 3.2 with respect to a competitor of the Company or its Subsidiaries or with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.

3.3 Confidentiality of Records. Each Investor agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company or its Subsidiaries identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company and its Subsidiaries as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.3.

3.4 Reservation of Common Stock. The Company and its shareholders shall take any and all action necessary to reserve for issuance the number of shares of Common Stock into which all of the shares of Preferred Stock then outstanding or to be sold pursuant to the Series E Purchase Agreement is convertible, and shall take such further action from time to time thereafter to increase the number of shares of Common Stock reserved for issuance as required by any increase in the number of shares of Common Stock into which the Preferred Stock may then be converted.

3.5 Indemnification and Advancement.

(a) The Company and its Subsidiaries, jointly and severally, hereby agree to hold harmless and indemnify the Investors, the Investors’ direct and indirect subsidiaries, Affiliates and corporations, and each of their partners, officers, directors, employees, shareholders, agents, and representatives (collectively, referred to as the “Indemnitees”) against any and all expenses (including attorneys’ fees), damages, judgments, fines, amounts paid in settlements, or any other amounts that an Indemnitee incurs as a result of any claim or claims made against it in connection with any threatened, pending or completed action, suit, arbitration, investigation or other proceeding arising out of, or relating to the Indemnitee’s performance of its obligations or the exercise of its rights in accordance with the terms of this Agreement, including actions taken in their capacity as directors or shareholders of the Company; provided, however, that no Indemnitee shall be entitled to be held harmless or indemnified by the Company for acts, conduct or omissions by any Indemnitee involving gross negligence, intentional misconduct or knowing and culpable violation of the law.

(b) The Company or its Subsidiaries shall reimburse, promptly following request therefor, all reasonable expenses incurred by an Indemnitee in connection with any threatened, pending or completed action, suit, arbitration, investigation or other proceeding arising out of, or relating to, the Indemnitees’ actions in connection with any transaction undertaken in connection with this Agreement, but only to the extent permitted under Section 3.5(a) above.

(c) The Company’s and its Subsidiaries’ indemnity obligations set forth above are subject to the Indemnitees providing prompt written notice of a claim. The Company and its Subsidiaries shall control the defense of any such action and, at its discretion, may enter into a stipulation of discontinuance or settlement thereof; provided that the Company and its Subsidiaries may not discontinue any action or settle any claim in a manner that does not unconditionally release the Indemnitee or requires an admission by an Indemnitee or payment by an Indemnitee without such Indemnitee’s prior written approval. The Indemnitees shall, at the Company’s and its Subsidiaries’ expense and reasonable request, cooperate with the Company and its Subsidiaries in any such defense and shall make available to the Company and its Subsidiaries at the Company’s and its Subsidiaries’ expense all those persons, documents (excluding attorney/client or attorney work product materials) reasonably required by the Company and its Subsidiaries in the defense of any such action. The Indemnitees may, at their expense, assist in such defense.

3.6 Real Property Holding Corporation. The Company covenants that it will operate in a manner such that it will not become a “United States real property holding corporation” (“USRPHC”) as that term is defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (“FIRPTA”). The Company agrees to make determinations as to its status as a USRPHC, and will file statements concerning those determinations with the Internal Revenue Service, in the manner and at the times required under Reg. § 1.897-2(h), or any supplementary or successor provision thereto. Within 30 days of a request from an Investor or any of its partners, the Company will inform the requesting party, in the manner set forth in Reg. § 1.897- 2(h)(1)(iv) or any supplementary or successor provision thereto, whether that party’s interest in the Company constitutes a United States real property interest (within the meaning of Internal Revenue Code Section 897(c)(1) and the regulations thereunder) and whether the Company has provided to the Internal Revenue Service all required notices as to its USRPHC status.

3.7 Termination of Covenants. All covenants of the Company and its Subsidiaries contained in Section 3 of this Agreement shall expire and terminate as to each Investor on the earlier of (a) the effective date of the registration statement pertaining to the Company’s Initial Offering or (b) upon (i) the distribution to the Company’s shareholders of the proceeds received by the Company from the sale of all or substantially all of the assets of the Company in a single transaction or series of related transactions (collectively, a “Transaction”), (ii) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company’s outstanding voting stock immediately prior to such Transaction own, immediately after such Transaction, securities representing less than twenty-five percent (25%) of the voting power of the corporation or other entity surviving such transaction (a “Change in Control”) or (iii) the distribution of assets to the Company’s shareholders (if any assets are available for such distribution after the payment to, or appropriate reserves for, the Company’s creditors) from the liquidation, dissolution or winding-up of the Company.

3.8 Affiliated Transactions. The Company (nor any of its Subsidiaries) shall not directly or indirectly enter into a transaction or arrangement with an Affiliate of the Company without the prior affirmative vote or consent of a majority of the disinterested members of the Board of Directors, other than (i) transactions and/or arrangements between the Company and any of its Subsidiaries, (ii) employments arrangements entered into by the Company and/or any of its Subsidiaries in the ordinary course of business, (iii) transactions contemplated by this Agreement, (iv) reimbursement of expenses to members of the Board of Directors in connection with attendance of meetings of the Board of Directors or travel expenses in respect of performance of their duties and (v) transactions and/or arrangements entered into by the Company and/or any of its Subsidiaries in (a) an amount not to exceed $50,000 at any time in the aggregate with each and every Affiliate of the Company; or (b) any such transactions and/or arrangements exceeding $50,000 that are approved in writing in advance by the disinterested members of the Board of Directors.

3.9 [Intentionally Omitted].

3.10 [Intentionally Omitted].

3.11 [Intentionally Omitted].

3.12 Restrictive Agreements. Neither the Company nor any of its Subsidiaries will enter into or become obligated under any agreement or contract (excluding sales agreements executed in the ordinary course of business) including, without limitation, any loan agreement, promissory note (or other evidence of indebtedness), mortgage, security agreement or lease, which by its terms prevents or restricts the Company or its Subsidiaries from performing its obligations under this Agreement, any related agreements or under the terms of the Preferred Stock.

3.13 Board Meetings. The Company will cause regular meetings of its Board of Directors to be held at least quarterly (unless otherwise agreed by the Board of Directors), and at each regular meeting the chief executive officer and chief operating officer will review operating results and projections versus actual results. The Company shall provide sufficient notice to the Investors as to the time and place of all regular and special meetings, which notice shall be accompanied by copies of all meeting materials provided to the directors.

3.14 Option Vesting. Unless otherwise determined by the Board of Directors (including the unanimous affirmative vote of the Preferred Directors), all stock options and other stock equivalents issued after the date of this Agreement to Company employees, directors, consultants, advisors and other service providers shall vest twenty-five percent (25%) at the end of year one, year two, year three and year four (in monthly or quarterly installments during years two, three and four, as determined by the Board of Directors) during the first four (4) years following the date that such stock options or other stock equivalents are issued and shall have a term of no more than ten (10) years.

3.15 Insurance Policies. The Company shall carry and maintain, with an insurance company that is reasonably satisfactory to the Investors, key man insurance policies in the amounts of (i) $1,000,000 on the life of John W. Preuninger and (ii) $1,000,000 on the life of James W. Preuninger, and such policies shall not be cancelled without the prior written approval of the Investors. Such policies shall name the Company as the beneficiary and any proceeds from such policies shall be held in escrow for funding any redemptions of the Preferred Stock. The Company shall carry and maintain, with an insurance company that is reasonably satisfactory to the Investors, a directors and officers insurance policy in an amount reasonably satisfactory to the Investors.

3.16 Directors’ Liability and Indemnification. The Company’s Restated Charter and Bylaws shall provide (a) for elimination of the liability of directors and officers to the maximum extent permitted by law and (b) for indemnification of directors and officers for acts on behalf of the Company to the maximum extent permitted by law. The Company shall carry and maintain adequate liability insurance for directors and officers in such amounts and on such terms as are acceptable to the Investors, but in no event in an amount less than $5,000,000.

3.17 Operational Reviews. In addition to all other rights which the Investors may have as to inspection, access to Company information and audit, the Super Majority Investors shall have the right (subject to prior approval of the Board of Directors) to conduct four (4) operational reviews of the Company and its operations during each calendar year. The Company shall receive written notice of each operational review with a description of the purpose, the participants, the process or agenda, the expected deliverables and the materials needed from the Company for such review, at least ten (10) business days prior to each such review. Each operational review at the Company’s site will be completed within one day. Any written report or oral description of the results of such operational review will be provided to the Company at the same time as provided to the Investors. The actual and reasonable costs and expenses of such operational reviews, up to $4,000 per review, shall be borne by the Company, and the invoices for such review, shall be furnished to the Company.

3.18 Qualified Small Business Stock. The Company shall cause the shares of Series E Preferred Stock issued pursuant to the Series E Purchase Agreement, as well as any shares into which such shares are converted, within the meaning of Section 1202(f) of the Internal Revenue Code (the “Code”), to constitute “qualified small business stock” as defined in Section 1202(c) of the Code; provided, however, that such requirement shall not be applicable if the Board of Directors determines, in its good-faith business judgment, that such qualification is inconsistent with the best interests of the Company. The Company shall submit to its shareholders (including the Investors) and to the Internal Revenue Service any reports that may be required under Section 1202(d)(1)(C) of the Code and the regulations promulgated thereunder.

SECTION 4. MISCELLANEOUS

4.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of New Jersey, without reference to conflicts of laws principles.

4.2 Survival. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby until the expiration of all applicable statutes of limitation (including all periods of extension, whether automatic or permissive). All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company or its Subsidiaries pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company or its Subsidiaries hereunder solely as of the date of such certificate or instrument.

4.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee and the agreement by such transferee to be bound by the provisions of this Agreement, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

4.4 Entire Agreement. This Agreement, the exhibits and schedules hereto, the Series A Purchase Agreement, the Series B Purchase Agreement, the Series C Purchase Agreement, the Series D Purchase Agreement, the Series E Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof, and supercedes any prior or contemporaneous understandings or agreements between or among any of them, with respect to the subject matters hereof and thereof including, without limitation, the Prior Rights Agreement. No party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

4.5 Severability. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

4.6 Amendment and Waiver.

(a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the Majority Investors; provided, such amendment or modification by the Majority Investors does not result in unequal treatment to any such other Investors.

(b) Except as otherwise expressly provided, the obligations of the Company, its Subsidiaries and the rights of the Holders under this Agreement may be waived only with the written consent of the Majority Investors; provided, such consent by the Majority Investors does not result in unequal treatment to any such other Investors.

(c) Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company and its Subsidiaries to include additional purchasers of Shares as “Investors,” “Holders” and parties hereto in accordance with the provisions hereof, except that a Holder may assign the rights hereunder without such consent pursuant to the provisions set forth in Section 2.10 hereof.

(d) Notwithstanding anything to the contrary herein, this Section 4.6 may only be amended by the consent of the Company and all Investors.

4.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder’s part of any breach, default or noncompliance under the Agreement or any waiver on such Holder’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

4.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

4.9 Attorneys’ Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

4.10 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

4.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

4.12 CONSENT TO JURISDICTION. THE COMPANY AND INVESTORS HEREBY IRREVOCABLY AGREE THAT ANY SUIT, ACTION, PROCEEDING OR CLAIM AGAINST IT ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OF THE RELATED AGREEMENTS, OR UNDER OR IN CONNECTION WITH ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT THEREOF, MAY BE BROUGHT OR ENFORCED IN THE STATE COURTS LOCATED IN ESSEX COUNTY, NEW JERSEY OR FEDERAL COURTS LOCATED IN NEWARK, NEW JERSEY AND THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY PROCEEDING BROUGHT IN ESSEX COUNTY, NEW JERSEY OR NEWARK, NEW JERSEY, AS THE CASE MAY BE, AND FURTHER IRREVICABLY WAIVES ANY CLAIMS THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

4.13 WAIVER OF JURY TRIAL. THE COMPANY AND INVESTORS HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT, POWER, OR REMEDY UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE RELATED AGREEMENTS OR UNDER OR IN CONNECTION WITH ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, AND AGREE THAT ANY SUCH ACTION SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE TERMS AND PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended & Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

COMPANY:		INVESTORS:

MANAGEMENT DYNAMICS INC.		CROSS ATLANTIC TECHNOLOGY FUND II, L.P.

		By:	XATF Management II, L.P.
By:	/s/ James W. Preuninger	Title:	General Partner
Name:	James W. Preuninger
Title:	CEO	By:	Cross Atlantic Capital Partners II, Inc.
		Title:	General Partner

By:
Name:
Title:

THE CO-INVESTMENT 2000 FUND, L.P.

		By:	Co-Invest Management, L.P.
		Title:	General Partner

		By:	Co-Invest Capital Partners, Inc.
		Title:	General Partner

By:
Name:
Title:

THE CO-INVESTMENT FUND II, L.P.

		By:	Co-Invest Management II, L.P.
		Title:	General Partner

		By:	Co-Invest Capital Partners II, Inc.
		Title:	General Partner

By:
		Name:	Brian Adamsky
		Title:	CFO & Treasurer

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended & Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

COMPANY:	INVESTORS:

MANAGEMENT DYNAMICS INC.	CROSS ATLANTIC TECHNOLOGY FUND II, L.P.

	By:	XATF Management II, L.P.
By:	Title:	General Partner
Name:
Title:

	By:	Cross Atlantic Capital Partners II, Inc.
	Title:	General Partner

	By:	/s/ Brian Adamsky
	Name:	Brian Adamsky
	Title:	CFO & Treasurer

THE CO-INVESTMENT 2000 FUND, L.P.

	By:	Co-Invest Management, L.P.
	Title:	General Partner

	By:	Co-Invest Capital Partners, Inc.
	Title:	General Partner

	By:	/s/ Brian Adamsky
	Name:	Brian Adamsky
	Title:	CFO & Treasurer

THE CO-INVESTMENT FUND II, L.P.

	By:	Co-Invest Management II, L.P.
	Title:	General Partner

	By:	Co-Invest Capital Partners II, Inc.
	Title:	General Partner

	By:	/s/ Brian Adamsky
	Name:	Brian Adamsky
	Title:	CFO & Treasurer

NJTC VENTURE FUND SBIC, LP

By:	NJTC PARTNERS SBIC, LLC
Title:	General Partner

By:
Name:	James T. Gunton
Title:	Managing Member

James W. Preuninger

John W. Preuninger

MEGUNTICOOK FUND II, L.P.

By:	Megunticook Partners II, LLC
Title:	General Partner

By:
Name:	Tom Matlack
Title:	Managing Director

MEGUNTICOOK SIDE FUND II, L.P.

By:	Megunticook Side Fund Partners II, LLC
Title:	General Partner

By:
Name:	Tom Matlack
Title:	Managing Director

NJTC VENTURE FUND SBIC, LP

By:	NJTC PARTNERS SBIC, LLC
Title:	General Partner

By:
Name:
Title:

/s/ James W. Preuninger
James W. Preuninger

John W. Preuninger

MEGUNTICOOK FUND II, L.P.

By:	Megunticook Partners II, LLC
Title:	General Partner

By:
Name:	Tom Matlack
Title:	Managing Director

MEGUNTICOOK SIDE FUND II, L.P.

By:	Megunticook Side Fund Partners II, LLC
Title:	General Partner

By:
Name:	Tom Matlack
Title:	Managing Director

NJTC VENTURE FUND SBIC, LP

By:	NJTC PARTNERS SBIC, LLC
Title:	General Partner

By:
Name:
Title:

James W. Preuninger

/s/ John W. Preuninger
John W. Preuninger

MEGUNTICOOK FUND II, L.P.

By:	Megunticook Partners II, LLC
Title:	General Partner

By:
Name:	Tom Matlack
Title:	Managing Director

MEGUNTICOOK SIDE FUND II, L.P.

By:	Megunticook Side Fund Partners II, LLC
Title:	General Partner

By:
Name:	Tom Matlack
Title:	Managing Director

UPDATA PARTNERS III, L.P.

By:	Updata Associates III, L.P.
Its:	General Partner

By:	NJVA III, LLC
Its:	General Partner

By:	/s/ Conor Mullett
Name:
Title:

UPDATA VENTURE PARTNERS II, LP.

By:	Updata Venture Associates II, L.P.
Its:	General Partner

By:	NJVA, LLC
Its:	General Partner

By:	/s/ Conor Mullett
Name:
Title:

UPDATA VENTURE PARTNERS II B, L.P.

By:	Updata Venture Associates II, L.P.
Its:	General Partner

By:	NJVA, LLC
Its:	General Partner

By:	/s/ Conor Mullett
Name:
Title:

UVP II EXECUTIVE FUND, L.P.

By:	Updata Venture Associates II, L.P.
Its:	General Partner

By:	NJVA, LLC
Its:	General Partner

By:	/s/ Conor Mullett
Name:

GOLDMAN, SACHS & CO.

By:	/s/ Albert F. Dombrowski
Name:	Albert Dombrowski
Title:	Authorized Signatory

Exhibit A

Addresses

Management Dynamics Inc.

One Meadowlands Plaza

East Rutherford, NJ 07450

Attn: John W. Preuninger

Updata Partners III, L.P.

125 Half Mile Road

Red Bank, NJ 07701

Attn: Conor Mullett

Updata Venture Partners II, L.P.

125 Half Mile Road

Red Bank, NJ 07701

Attn: Conor Mullett

Updata Venture Partners II B, L.P.

125 Half Mile Road

Red Bank, NJ 07701

Attn: Conor Mullett

UVP II Executive Fund, L.P.

125 Half Mile Road

Red Bank, NJ 07701

Attn: Conor Mullett

Cross Atlantic Technology Fund II, L.P.

Five Radnor Corporate Center

Suite 555

100 Matsonford Road

Radnor, PA 19087

Attn: Donald R. Caldwell

Chairman & Managing Director

The Co-Investment 2000 Fund, L.P.

Five Radnor Corporate Center

Suite 555

100 Matsonford Road

Radnor, PA 19087

Attn: Donald R. Caldwell

Chairman & Managing Director

The Co-Investment Fund II, L.P.

Five Radnor Corporate Center

Suite 555

100 Matsonford Road

Radnor, PA 19087

Attn: Donald R. Caldwell

Chairman & Managing Director

NJTC Venture Fund SBIC, LP

1001 Briggs Road

Suite 280

Mt. Laurel, NJ 08054

Attn: James Gunton

Megunticook Fund II, LP

143 Newbury Street

Boston, MA 02116

Attn: Tom Matlack

Megunticook Side Fund II, LP

143 Newbury Street

Boston, MA 02116

Attn: Tom Matlack

James W. Preuninger

85 Undercliff Road

Montclair, NJ 07042

John W. Preuninger

165 Melrose Place

Ridgewood, NJ 07450

Goldman, Sachs & Co.

200 West Street

New York, NY 10282

Attn: Gene Yoon

AGREEMENT

Dated as of March 4, 2014

WHEREAS, Amber Road, Inc., a Delaware corporation as successor to Amber Road, Inc., a New Jersey corporation f\k\a Management Dynamics Inc. (the “Corporation”), is contemplating an initial public offering (the “IPO”), including a secondary offering permitting the Investors (as such term is defined in the Fourth Amended & Restated Investor Rights Agreement (the “Rights Agreement”) dated as of July 16, 2010, by and among the Corporation and the Investors parties thereto) to participate in the IPO as selling stockholders. (Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Rights Agreement.)

WHEREAS, in connection with the IPO, the Investors’ shares of Preferred Stock shall automatically convert into shares of Common Stock.

WHEREAS, by this Agreement, the Investors wish to agree among themselves to allocate the relative number of shares of Common Stock that each of them may sell in the IPO.

Accordingly, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Corporation and each of the Investors named below hereby agrees that, notwithstanding any understandings, arrangements or agreements between or among them to the contrary, the allocation of Common Stock for sale in the IPO among the Investors and other selling stockholders set forth on Exhibit A attached hereto, including the allocation of certain shares to be sold in the initial closing of the IPO and other shares to be sold only in any subsequent IPO closing pursuant to an exercise of the IPO underwriters’ overallotment option, is the agreed allocation among them. For avoidance of doubt, the Corporation and the Investors agree that (i) the Investors have invested in the Corporation through one or more entities, and each Investor shall have the right to designate the allocation of the shares set forth opposite its name on Exhibit A among the entities that it controls, (ii) the quantity of shares listed on Exhibit A next to the name of each Selling Stockholder is the maximum that each respective Investor and other selling stockholder listed on Exhibit A may sell, which amount is subject to adjustment in accordance with the Irrevocable Power of Attorney and Custody Agreement entered into or to be entered into among each Investor and other selling stockholder, the Corporation, the Custodian party thereto and the Attorneys-in-Fact parties thereto and (iii) in the case of any stock split, the quantity of shares listed on Exhibit A shall be subject to proportional adjustment.

Except to the extent inconsistent with or otherwise as expressly set forth in this Agreement, all the terms and conditions of the Rights Agreement are hereby ratified and confirmed. Section 4.1 (Governing Law), Section 4.12 (Consent to Jurisdiction) and Section 4.13 (Waiver of Jury Trial) of the Rights Agreement are hereby herein incorporated by reference, mutatis mutandis, as if fully set forth herein. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CROSS ATLANTIC TECHNOLOGY FUND II, L.P.

By:	XATF Management II, L.P.
Title:	General Partner

By:	Cross Atlantic Capital Partners II, Inc.
Title:	General Partner

By:
Name:
Title:

THE CO-INVESTMENT 2000 FUND, L.P.

By:	Co-Invest Management, L.P.
Title:	General Partner

By:	Co-Invest Capital Partners, Inc.
Title:	General Partner

By:
Name:
Title:

THE CO-INVESTMENT FUND II, L.P.

By:	Co-Invest Management II, L.P.
Title:	General Partner

By:	Co-Invest Capital Partners II, Inc.
Title:	General Partner

By:
Name:
Title:

2

NJTC INVESTMENT FUND, L.P.

By:	NJTC PARTNERS SBIC, LLC
Title:	General Partner

By:
Name:
Title:

GOLDMAN, SACHS & CO.

By:
Name:
Title:

James W. Preuninger

John W. Preuninger

UPDATA PARTNERS III, L.P.

By:	Updata Associates III, L.P.
Its:	General Partner

By:	NJVA III, LLC
Its:	General Partner

By:
Name:
Title:

UPDATA VENTURE PARTNERS II, L.P.

By:	Updata Venture Associates II, L.P.
Its:	General Partner

By:	NJVA, LLC
Its:	General Partner

By:
Name:
Title:

3

UPDATA VENTURE PARTNERS II B, L.P.

By:	Updata Venture Associates II, L.P.
Its:	General Partner

By:	NJVA, LLC
Its:	General Partner

By:
Name:
Title:

UVP II EXECUTIVE FUND, L.P.

By:	Updata Venture Associates II, L.P.
Its:	General Partner

By:	NJVA, LLC
Its:	General Partner

By:
Name:
Title:

Accepted and Agreed to:

AMBER ROAD, INC.

By:
Name:
Title:

4

Exhibit A

IPO Selling Stockholder Allocation

Selling Stockholder	Initial IPO Shares	Overallotment Shares
Al Cooke	30,000	0
Amish Seth	10,000	0
Anthony Hardenburgh	15,000	0
Barry Williams	35,000	0
Bill Jackowski	20,000	0
Cross Atlantic*	832,001	671,202
Glenn Gorman	30,000	0
Goldman, Sachs & Co.	371,841	299,976
James Preuninger	250,000	0
John Preuninger	250,000	0
NJTC Investment Fund, L.P.	168,643	136,050
ORIX Venture Finance LLC	18,390	0
Scott Byrnes	25,000	0
Stephanie Miles	70,000	0
Tom Conway	20,000	0
Ty Bordner	15,000	0
Updata*	443,291	357,617

*	Includes investment through two or more entities. Investor shall have the right to designate the allocation of the shares among the entities that it controls.

5